EXHIBIT 99.2

STANDSTILL AND RESTRUCTURING AGREEMENT

This Standstill and Restructuring Agreement (this “Agreement”) is entered into as of June 1, 2012, by and between JMJ Financial (“Lender”), and mPhase Technologies, Inc., a New Jersey corporation (“Borrower”).

A. Borrower previously issued to Lender three Convertible Promissory Notes B-09232009b, B-12152009a, and B-12152009b (the “Notes”) with current principal balances, including interest and other amounts payable under the Notes, of $319,878.67, $360,000, and $122,181.82, respectively, and an aggregate principal balance of $802,060.49 (the “Original Principal Balance”).

B. Each Note is convertible into shares of Borrower’s common stock (“Common Stock”) on the terms and conditions set forth therein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Standstill and Restructure. Subject to the terms, conditions and understandings contained in this Agreement, and provided Borrower is not in default of any provision hereunder or under any Note, Lender agrees that during the Standstill Period (a) it will not seek to convert any portion of the Principal Balance, and (b) it will not sell any shares of Borrower’s Common Stock. The Standstill Period shall commence on the date of this Agreement and continue for a period of four months from the date of this Agreement. Thereafter, the Standstill Period shall continue for so long as Borrower is current on and has made all Note Payments (as defined below) required hereunder. Notwithstanding the foregoing, the Standstill Period shall immediately and automatically terminate upon Borrower’s failure to make any Note Payment when due or upon Borrower’s breach of any other term or provision of this Agreement or the Notes.

2. Standstill Fee. As a material inducement and partial consideration for Lender’s agreement to enter into this Agreement, the Principal Balance of the Notes, as of immediately prior to the execution and delivery of this Agreement by the parties hereto, shall be increased by 8%, which equals $64,164.84 (the “Standstill Effect,” and the Original Principal Balance as increased by the Standstill Effect is the “Increased Principal Balance”). The Standstill Effect shall be fully earned and nonrefundable upon the execution and delivery of this Agreement by the parties.

3. Note Payments. Borrower shall make the following cash payments to Lender (each, a “Note Payment”):

(a) The Original Principal Balance shall accrue interest at the annual rate of 8%, compounded monthly, commencing as of June 1, 2012. Borrower agrees to pay to Lender monthly payments in the amount of $37,018.31 on the 1st day of each calendar month, commencing on October 1, 2012, and continuing thereafter until September 1, 2014 (each, a “Monthly Amortizing Payment”). An amortization schedule is attached hereto as Schedule A.

(b) In addition to the Monthly Amortizing Payments, Borrower shall make the following payments (each, an “Additional Payment”) to Lender each month during which the conditions to such Additional Payment being paid are satisfied; provided, however that for any month during which the conditions are satisfied for both Additional Payments to be made, Borrower shall only be obligated to make the higher of the two Additional Payments. When required, each such Additional Payment shall be payable together with the Monthly Amortizing Payment for the given month.

(i) If the aggregate total daily dollar trading volume of the Common Stock for the 22 Trading Days (as defined in the Note) immediately preceding the date each Monthly Amortizing Payment is due is greater than $2,500,000, then Borrower shall make one additional payment in the amount of the Monthly Amortizing Payment together with the Monthly Amortizing Payment due for that month.

(ii) If during any calendar month immediately preceding the date a Monthly Amortizing Payment is due, the aggregate total amount of all of Borrower’s draws (“Draws”) during such calendar month on any and all equity lines of credit available to Borrower (whether now existing or that may exist hereafter), including without limitation that certain credit facility between Borrower and Dutchess Opportunity Fund II, LP dated November 30, 2011, exceeds $200,000.00, then, together with the Monthly Amortizing Payment due for that month, Borrower shall pay to Lender 31.6% of the excess of the amount of such Draws during such month over $200,000.00. In furtherance of the foregoing, Borrower shall deliver to Lender each month together with its Monthly Amortizing Payment a certificate certifying to Lender the amount of Borrower’s Draws during the preceding month.

(c) The Monthly Amortizing Payments and the Additional Payments, less any accrued interest represented by such payments, shall reduce the Original Principal Balance. After a monthly payment to the Lender of the Monthly Amortizing Payment and any Additional Payment, if the remaining Original Principal Balance plus accrued interest is less than the amount of the next Monthly Amortizing Payment set forth above, then on the date of the next Monthly Amortizing Payment (the “Final Payment Date”), the Monthly Amortizing Payment shall be equal to the remaining Original Principal Balance plus accrued interest.

(d) On the earlier of September 1, 2014 or the Final Payment Date, in addition to the final Monthly Amortizing Payment due on such date, the Borrower shall pay to the Lender the amount of the Standstill Effect and any other amounts due under the Notes and not yet paid as of such date. The amount of the Standstill Effect shall not accrue interest prior to the date on which it is required to be paid, but thereafter, if such Standstill Effect has not been paid on time, the Standstill Effect shall accrue interest at 8% until such time as it is paid.

(e) For the avoidance of doubt, no provision in this Agreement or any other agreement shall alter, impair or render conditional the obligation of Borrower, which is absolute and unconditional, to make the Monthly Amortizing Payments, the Additional Payments, and the payment of the Standstill Effect at the place, at the time, and in the currency herein prescribed.

4. Failure to Comply. Borrower understands that the Standstill Period shall terminate immediately upon the occurrence of any material breach of this Agreement. Moreover, in such event Lender shall retain all rights and remedies under the Notes as if this Agreement was never entered into.

5. Periodic Review. Borrower and Lender shall review the terms of this Agreement every 90 days to determine if a more accelerated payment schedule may be established or whether other terms of this Agreement should be modified to better accomplish the goals of the parties, provided however, neither party shall be compelled to accept any modification of this Agreement.

6. Ratification of Notes. The Notes shall be and remain in full force and effect (subject to the amendments set forth herein) in accordance with their terms and are hereby ratified and confirmed in all respects. Borrower acknowledges that it is unconditionally obligated to pay the Increased Principal Balance pursuant to the terms of this Agreement and represents that such obligation is not subject to any defenses, rights of offset, or counterclaims. The Increased Principal Balance of the Notes shall be deemed and affirmed to be $866,225.33. No forbearance or waiver other than as expressly set forth herein may be implied by this Agreement. Except as expressly set forth herein, the execution, delivery, and performance of this Agreement shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Lender under the Notes, as in effect prior to the date hereof.

7. Representations and Warranties. In order to induce Lender to enter into this Agreement, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a) Borrower has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent or approval of Borrower, and no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Borrower hereunder.

(b) The agreement of Lender to refrain and forbear from exercising any rights and remedies by reason of any existing default or any future default shall not constitute a waiver of, consent to, or condoning of, any existing or future default. Except as expressly set forth in this Agreement, Borrower acknowledges and agrees that neither the execution and delivery of this Agreement nor any of the terms, provisions, covenants, or agreements contained in this Agreement shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Note.

(c) Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Notes. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Agreement by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

(d) Borrower has actively and with full understanding participated in the negotiation of this Agreement and all other documents executed and delivered in connection with this Agreement after consultation and review with its counsel (or had the opportunity to be represented by counsel), that all of the terms and conditions of this Agreement and the other documents executed and delivered in connection with this Agreement have been negotiated at arm’s-length. No provision of this Agreement or such other documents shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated, or drafted such provision.

(e) There are no proceedings or investigations pending or threatened before any court or arbitrator or before or by, any governmental, administrative, or judicial authority or agency, or arbitrator, against Borrower.

(f) There is no statute, regulation, rule, order or judgment and no provision of any mortgage, indenture, contract or other agreement binding on Borrower, which would prohibit or cause a default under or in any way prevent the execution, delivery, performance, compliance or observance of any of the terms and conditions of this Agreement and/or any of the other documents executed and delivered in connection with this Agreement.

(g) The terms and provisions of this Agreement and all other instruments and agreements entered into in connection herewith are being given for full and fair consideration and exchange of value.

(h) Set forth on Schedule B is a full and complete list of all Borrower notes issued and outstanding that are convertible into shares of Common Stock, other than notes issued to or held by Lender or John Fife, which list includes the name of the lender, the date the note was issued, the original principal sum, the date on which the shares receivable upon a conversion became eligible for resale under Rule 144 under the Securities Act of 1933, and the current principal balance on the note.

8. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, without regard to the principles of conflict of laws thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in Miami-Dade County, in the State of Florida. Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of this Agreement may be effected by email.

10. Expenses. The Borrower and the Lender shall pay all of their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement. In the event any attorney is employed by either party to this Agreement with respect to legal or equitable action, arbitration or other proceeding brought by such party for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party in such proceeding will be entitled to recover from the other party reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which the prevailing party may be entitled.

11. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

12. Successors and Assigns. This Agreement may not be assigned by the Borrower. The Lender may assign any or all of its rights under this Agreement and agreements related to this transaction. The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

13. Notices. Any notice required or permitted hereunder must be in writing and either be personally served, sent by facsimile or email transmission, or sent by overnight courier. Notices will be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

14. Delivery of Process by Lender to Borrower. In the event of any action or proceeding by the Lender against the Borrower, and only by Lender against the Borrower, service of copies of summons and/or complaint and/or any other process which may be served in any such action or proceeding may be made by Purchaser via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to the Borrower at its last known address or to its last known attorney as set forth in its most recent SEC filing.

15. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Schedule B

List of Issued and Outstanding Convertible Notes

Lender	Date Issued	Original	Rule 144	Current
		Principal Sum	Eligibility Date	Principal Sum

ASHER ENTERPRISES	November 17, 2011	$53,000	May 17, 2012	$41,000
ASHER ENTERPIRSES	January 7, 2012	$35,000	July 7, 2012	$35,583.32
ASHER ENTERPRISES	May 4, 2012	$37,500	Nov 4, 2012	$37,750

Loan Amortization Schedule	Schedule A

Pmt		Beginning	Scheduled	Extra				Ending	Cumulative
No.	Payment Date	Balance	Payment	Payment	Total Payment	Principal	Interest	Balance	Interest
1	10/1/2012	$818,495.01	$37,018.31	$-	$37,018.31	$31,561.68	$5,456.63	$786,933.33	$5,456.63
2	11/1/2012	786,933.33	37,018.31	-	37,018.31	31,772.09	5,246.22	755,161.24	10,702.86
3	12/1/2012	755,161.24	37,018.31	-	37,018.31	31,983.90	5,034.41	723,177.33	15,737.26
4	1/1/2013	723,177.33	37,018.31	-	37,018.31	32,197.13	4,821.18	690,980.20	20,558.45
5	2/1/2013	690,980.20	37,018.31	-	37,018.31	32,411.78	4,606.53	658,568.43	25,164.98
6	3/1/2013	658,568.43	37,018.31	-	37,018.31	32,627.86	4,390.46	625,940.57	29,555.44
7	4/1/2013	625,940.57	37,018.31	-	37,018.31	32,845.38	4,172.94	593,095.20	33,728.37
8	5/1/2013	593,095.20	37,018.31	-	37,018.31	33,064.34	3,953.97	560,030.85	37,682.34
9	6/1/2013	560,030.85	37,018.31	-	37,018.31	33,284.77	3,733.54	526,746.08	41,415.88
10	7/1/2013	526,746.08	37,018.31	-	37,018.31	33,506.67	3,511.64	493,239.41	44,927.52
11	8/1/2013	493,239.41	37,018.31	-	37,018.31	33,730.05	3,288.26	459,509.36	48,215.78
12	9/1/2013	459,509.36	37,018.31	-	37,018.31	33,954.92	3,063.40	425,554.44	51,279.18
13	10/1/2013	425,554.44	37,018.31	-	37,018.31	34,181.28	2,837.03	391,373.16	54,116.21
14	11/1/2013	391,373.16	37,018.31	-	37,018.31	34,409.16	2,609.15	356,964.00	56,725.36
15	12/1/2013	356,964.00	37,018.31	-	37,018.31	34,638.55	2,379.76	322,325.45	59,105.12
16	1/1/2014	322,325.45	37,018.31	-	37,018.31	34,869.48	2,148.84	287,455.97	61,253.96
17	2/1/2014	287,455.97	37,018.31	-	37,018.31	35,101.94	1,916.37	252,354.03	63,170.33
18	3/1/2014	252,354.03	37,018.31	-	37,018.31	35,335.95	1,682.36	217,018.08	64,852.69
19	4/1/2014	217,018.08	37,018.31	-	37,018.31	35,571.53	1,446.79	181,446.56	66,299.48
20	5/1/2014	181,446.56	37,018.31	-	37,018.31	35,808.67	1,209.64	145,637.89	67,509.12
21	6/1/2014	145,637.89	37,018.31	-	37,018.31	36,047.39	970.92	109,590.49	68,480.04
22	7/1/2014	109,590.49	37,018.31	-	37,018.31	36,287.71	730.60	73,302.78	69,210.65
23	8/1/2014	73,302.78	37,018.31	-	37,018.31	36,529.63	488.69	36,773.16	69,699.33
24	9/1/2014	36,773.16	37,018.31	-	36,773.16	36,528.00	245.15	0.00	69,944.49

mPhase
(XDSL)
Standstill and Amendment Debt Calculation - Prior to Payments

Annual Interest Rate:	8.0%
Daily Interest Rate (360 Days):	0.0002222

				Outstanding
Description	Transaction Date	Principal Balance	Accrued Interest	Balance
	6/1/2012	$802,060.49	-	$802,060.49
	6/1/2012	$802,060.49	-	$802,060.49
	7/1/2012	$802,060.49	5,347.07	$807,407.56
	8/1/2012	$807,407.56	5,525.31	$812,932.87
	9/1/2012	$812,932.87	5,562.14	$818,495.01	Starting Point for Amortization Schedule

Excess Cash Percentage

	Balance	% of Total Balance	60% of Excess
JMJ Balance	802,060.49	52.69%	31.6%
John Fife Balance	$720,156.56	47.31%	28.4%
	1,522,217.05	100%	60%

JMJ
8% Fee	$64,164.84	Balloon Payment due on 9/1/14